                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1

                         MONTHLY SERVICER'S CERTIFICATE


       Accounting Date:                                      December 31, 2001
                                                       ------------------------
       Determination Date:                                     January 1, 2002
                                                       ------------------------
       Distribution Date:                                      January 2, 2002
                                                       ------------------------
       Monthly Period Ending:                                  January 3, 2002
                                                       ------------------------
       Last Month Distribution Date                            January 4, 2002
                                                       ------------------------

       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 2000, among Associates Automobile Receivables Trust 2000-1 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement. Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.     Collection Account Summary

       Available Funds:
                   Payments Received                                                                                $18,986,514.48
                   Liquidation Proceeds (excluding Purchase Amounts)                                                 $1,579,092.72
                   Current Monthly Advances                                                                             450,265.80
                   Amount of withdrawal, if any, from the Reserve Account                                                    $0.00
                   Monthly Advance Recoveries (due to servicer)                                                       ($402,228.74)
                   Purchase Amounts - Warranty and Administrative Receivables                                                $0.00
                   Income from investment of funds in Trust Accounts                                                     $6,343.89
                                                                                                                -------------------
       Total Available Funds                                                                                        $20,619,988.15
                                                                                                                ===================
       Amounts Payable on Distribution Date:
                   1.  Trustee and other fees                                                                                $0.00
                   2.  Servicing Fee                                                                                   $530,104.27
                   3.  Class A Interest Distributable Amount
                           Class A-1 Interest                                                                                $0.00
                           Class A-2 Interest                                                                                $0.00
                           Class A-3 Interest                                                                        $1,755,719.38
                   4.  First Priority Principal Distribution Amount                                                          $0.00
                   5.  Class M Interest Distributable Amount                                                           $404,181.94
                   6.  Second Priority Principal Distribution Amount                                                         $0.00
                   7.  Class B Interest Distributable Amount                                                           $557,345.93
                   8.  Reserve Account Deposit                                                                               $0.00
                   9.  Regular Principal Distribution Amount                                                        $17,372,636.63
                   10. Certificate Distribution Amount                                                                       $0.00
                                                                                                                -------------------
       Total Available Funds                                                                                        $20,619,988.15
                                                                                                                ===================
                   Less: Servicing Fee                                                                                ($530,104.27)
                   Less: Investment Income                                                                              ($6,343.89)
                                                                                                                -------------------
       NET PAYMENT TO TRUSTEE                                                                                       $20,083,539.99
                                                                                                                ===================

                                Page 1 (2000-1)

 II.   Available Funds

              Collected Funds (see IV)
                   Payments Received                                                                                $18,986,514.48
                   Liquidation Proceeds (excluding Purchase Amounts)                                                  1,579,092.72

              Purchase Amounts                                                                                               $0.00

              Monthly Advances - current Monthly Period (net)                                                           $48,037.06

              Income from investment of funds in Trust Accounts                                                          $6,343.89
                                                                                                                -------------------

              Available Funds                                                                                       $20,619,988.15
                                                                                                                ===================


 III.  Amounts Payable on Distribution Date

              a.   Taxes due and unpaid with respect to the Trust                                                            $0.00
                   (not otherwise paid by AFL or the Servicer)

              b.   Outstanding Monthly Advances (not otherwise reimbursed                                                    $0.00
                   to Servicer and to be reimbursed on the Distribution Date)

              c.   Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                        Owner Trustee                                                                                        $0.00
                        Administrator                                                                                        $0.00
                        Indenture Trustee                                                                                    $0.00
                        Lockbox Bank                                                                                         $0.00
                        Custodian                                                                                            $0.00

              d.   Basic Servicing Fee (not otherwise paid to Servicer)                                                $530,104.27

              e.   Supplemental Servicing Fees (not otherwise paid to Servicer)                                              $0.00

              g.   Payable from Note Interest Distribution Account
                        Class A-1 Interest Distributable Amount                                                              $0.00
                        Class A-2 Interest Distributable Amount                                                              $0.00
                        Class A-3 Interest Distributable Amount                                                      $1,755,719.38
                        Class M Interest Distributable Amount                                                          $404,181.94
                        Class B Interest Distributable Amount                                                          $557,345.93

              h.   Payable from Note Principal Distribution Account
                        Payable to Class A-1 Noteholders                                                                     $0.00
                        Payable to Class A-2 Noteholders                                                                     $0.00
                        Payable to Class A-3 Noteholders                                                            $17,372,636.63
                        Payable to Class M Noteholders                                                                       $0.00
                        Payable to Class B Noteholders                                                                       $0.00

              i.   Reserve Account Deposit                                                                                   $0.00
                                                                                                                -------------------

                   Total amounts payable on Distribution Date                                                       $20,619,988.15
                                                                                                                ===================

                                Page 2 (2000-1)

 IV.   Collected Funds

              Payments Received:
                   Supplemental Servicing Fees                                                                               $0.00
                   Amount allocable to interest                                                                      $6,778,670.38
                   Amount allocable to principal                                                                    $12,207,844.10
                   Amount allocable to Insurance Add-On Amounts                                                              $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed                                              $0.00
                   to the Servicer prior to deposit in the Collection Account)
                                                                                                                -------------------

              Total Payments Received                                                                               $18,986,514.48

              Liquidation Proceeds:
                   Gross amount realized with respect to Liquidated Receivables                                      $1,606,800.44

                   Less: (i) reasonable expenses incurred by Servicer                                                   $27,707.72
                   in connection with the collection of such Liquidated
                   Receivables and the repossession and disposition
                   of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such Liquidated Receivables
                                                                                                                -------------------

              Net Liquidation Proceeds                                                                               $1,579,092.72
                                                                                                                -------------------

              Total Collected Funds                                                                                 $20,565,607.20
                                                                                                                ===================

  V.   Purchase Amounts Deposited in Collection Account

              Purchase Amounts - Warranty Receivables                                                                        $0.00
              Purchase Amounts - Administrative Receivables                                                                  $0.00

              Total Purchase Amounts                                                                                         $0.00
                                                                                                                ===================


 VI.   Reimbursement of Outstanding Monthly Advances

              Outstanding Monthly Advances                                                                              778,623.27

              Outstanding Monthly Advances to be reimbursed out of                                                      450,265.80
               Available Funds on the Distribution Date

              Monthly Advances - Recoveries                                                                             402,228.74
                                                                                                                -------------------

              Outstanding Monthly Advances - immediately following the Distribution Date                                826,660.33
                                                                                                                ===================

 VII.  Calculation of Interest and Principal Payments

       A. Calculation of Class A-1 Interest Distributable Amount
              Class A-1 Interest Rate                                                                                        6.854%
              Actual Days in Period                                                                                             29
              Class A-1 Balance                                                                                              $0.00
              Class A-1 Interest Carryover Shortfall                                                                         $0.00
              Class A-1 Interest Distributable Amount                                                                        $0.00
                                                                                                                ===================

       B. Calculation of Class A-2 Interest Distributable Amount
              Class A-2 Interest Rate                                                                                         7.15%
              Days in Period (30/360 convention)                                                                                30
              Class A-2 Balance                                                                                              $0.00
              Class A-2 Interest Carryover Shortfall                                                                         $0.00
              Class A-2 Interest Distributable Amount                                                                        $0.00
                                                                                                                ===================

                                Page 3 (2000-1)

       C. Calculation of Class A-3 Interest Distributable Amount
              Class A-3 Interest Rate                                                                                         7.30%
              Days in Period (30/360 convention)                                                                                30
              Class A-3 Balance                                                                                    $288,611,405.21
              Class A-3 Interest Carryover Shortfall                                                                         $0.00
              Class A-3 Interest Distributable Amount                                                                $1,755,719.38
                                                                                                                ===================

       D. Calculation of Class M Interest Distributable Amount
              Class M Interest Rate                                                                                           7.51%
              Days in Period (30/360 convention)                                                                                30
              Class M Balance                                                                                       $64,583,000.00
              Class M Interest Carryover Shortfall                                                                           $0.00
              Class M Interest Distributable Amount                                                                    $404,181.94
                                                                                                                ===================


       E. Calculation of Class B Interest Distributable Amount
              Class B Interest Rate                                                                                           7.83%
              Days in Period (30/360 convention)                                                                                30
              Class B Balance                                                                                       $85,417,000.00
              Class B Interest Carryover Shortfall                                                                           $0.00
              Class B Interest Distributable Amount                                                                    $557,345.93
                                                                                                                ===================

       F. Calculation of First Priority Principal Distribution Amount
              Class A Note Balance                                                                                 $288,611,405.21
              Pool Balance at End of Preceding Collection Period                                                   $508,900,102.79
              Outstanding Balance of any Class of A Notes on or after the related
                Final Maturity Date                                                                                          $0.00
              First Priority Principal Distribution Amount                                                                   $0.00
                                                                                                                ===================

       G. Calculation of Second Priority Principal Distribution Amount
              Class A + Class M Note Balance                                                                       $353,194,405.21
              Pool Balance at End of Preceding Collection Period                                                   $508,900,102.79
              First Priority Principal Distribution Amount                                                                   $0.00
              Outstanding Balance of the Class M Notes on or after the related
               Final Maturity Date                                                                                           $0.00
              Second Priority Principal Distribution Amount                                                                  $0.00
                                                                                                                ===================

       H. Regular Principal Distribution Amount
              Class A-1 Outstanding Principal Balance                                                                        $0.00
              Aggregate Note Balance                                                                               $438,611,405.21
              Pool Balance at End of Preceding Collection Period                                                   $508,900,102.79
              Specified Overcollateralization Amount                                                                $89,584,865.31
              Sum of First and Second Priority Principal Distribution Amounts                                                $0.00
              Outstanding Balance of the Class B Notes on or after the related
                Final Maturity Date                                                                                          $0.00
              Regular Principal Distribution Amount                                                                 $19,296,167.74
                                                                                                                ===================

       I. Interest Distribution Amount
              Class A-1 Interest Distributable Amount                                                                        $0.00
              Class A-2 Interest Distributable Amount                                                                        $0.00
              Class A-3 Interest Distributable Amount                                                                $1,755,719.38
              Class M Interest Distributable Amount                                                                    $404,181.94
              Class B Interest Distributable Amount                                                                    $557,345.93
                                                                                                                -------------------
              Total Interest Distributable Amount                                                                    $2,717,247.25
                                                                                                                ===================

                                Page 4 (2000-1)

       J. Principal Distribution Amount
              First Priority Principal Distribution Amount                                                                   $0.00
              Second Priority Principal Distribution Amount                                                                  $0.00
              Regular Principal Distribution Amount                                                                 $19,296,167.74
                                                                                                                -------------------
              Principal Distribution Amount                                                                         $19,296,167.74
                                                                                                                ===================

VIII.  Reserve Account Computations
              Reserve Account Balance at Beginning of Period                                                         $4,166,737.92
              Reserve Draw                                                                                                   $0.00
              Specified Reserve Account Balance                                                                      $4,166,737.92
              Required Deposit to Reserve Account                                                                            $0.00

 IX.   Specified Credit Enhancement Amount                                                                          $93,751,603.24

  X.   Specified Overcollateralization Amount                                                                       $89,584,865.31

 XI.   Calculation of Servicing Fees

              Aggregate Principal Balance as of the first day of the Monthly Period                                $508,900,102.79
              Multiplied by Basic Servicing Fee Rate                                                                          1.25%
              Divided by months per year                                                                                        12
                                                                                                                -------------------

              Basic Servicing Fee                                                                                      $530,104.27
              Supplemental Servicing Fees                                                                                    $0.00
                                                                                                                -------------------
              Total of Basic Servicing Fees and Supplemental Servicing Fees                                            $530,104.27
                                                                                                                ===================

 XII.  Payment Waterfall

              Amounts Payable on Distribution Date:
                   1.   Reimbursement of Monthly Advances                                                                    $0.00
                   2.   Trustee and other fees                                                                               $0.00
                   3.   Servicing Fee                                                                                  $530,104.27
                   4.   Class A Interest Distributable Amount
                             Class A-1 Interest                                                                              $0.00
                             Class A-2 Interest                                                                              $0.00
                             Class A-3 Interest                                                                      $1,755,719.38
                   5.   First Priority Principal Distribution Amount                                                         $0.00
                   6.   Class M Interest Distributable Amount                                                          $404,181.94
                   7.   Second Priority Principal Distribution Amount                                                        $0.00
                   8.   Class B Interest Distributable Amount                                                          $557,345.93
                   9.   Reserve Account Deposit                                                                              $0.00
                   10.  Regular Principal Distribution Amount                                                       $17,372,636.63
                   11.  Certificate Distribution Amount                                                                      $0.00
                                                                                                                -------------------
        Total Amounts Payable on Distribution Date                                                                  $20,619,988.15
                                                                                                                ===================

                                Page 5 (2000-1)

XIII.  Information for Preparation of Statements to Noteholders

           a. Aggregate principal balance of the Notes as of first day of
                Monthly Period
                   Class A-1 Notes                                                                                           $0.00
                   Class A-2 Notes                                                                                           $0.00
                   Class A-3 Notes                                                                                 $288,611,405.21
                   Class M Notes                                                                                    $64,583,000.00
                   Class B Notes                                                                                    $85,417,000.00

           b. Amount distributed to Noteholders allocable to principal
                   Class A-1 Notes                                                                                           $0.00
                   Class A-2 Notes                                                                                           $0.00
                   Class A-3 Notes                                                                                  $17,372,636.63
                   Class M Notes                                                                                             $0.00
                   Class B Notes                                                                                             $0.00

           c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                           $0.00
                   Class A-2 Notes                                                                                           $0.00
                   Class A-3 Notes                                                                                 $271,238,768.59
                   Class M Notes                                                                                    $64,583,000.00
                   Class B Notes                                                                                    $85,417,000.00

           d. Interest distributed to Noteholders
                   Class A-1 Notes                                                                                           $0.00
                   Class A-2 Notes                                                                                           $0.00
                   Class A-3 Notes                                                                                   $1,755,719.38
                   Class M Notes                                                                                       $404,181.94
                   Class B Notes                                                                                       $557,345.93

           e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00
              2. Class A-2 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00
              3. Class A-3 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00
              4. Class M Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00
              5. Class B Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00

           g. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                fees, if any, paid by the Trustee on behalf of the Trust                                               $530,104.27

           h. Note Pool Factors (after giving effect to distributions on the
                Distribution Date)
                   Class A-1 Notes                                                                                            0.00%
                   Class A-2 Notes                                                                                            0.00%
                   Class A-3 Notes                                                                                           90.11%
                   Class M Notes                                                                                            100.00%
                   Class B Notes                                                                                            100.00%

 XIV.  Pool Balance and Aggregate Principal Balance
           Pool Balance at beginning of Monthly Period                                                             $508,900,102.79
           Pool Balance at end of Monthly Period                                                                   $491,882,937.22

                                Page 6 (2000-1)

                   Monthly Period Liquidated Receivables                                 Monthly Period Warranty Receivables
                           Loan #                 Amount                                          Loan #              Amount
                           ------                 ------                                          ------             --------
             see attached listing              $4,809,321.47                        see attached listing               $0.00


 XV.   Performance

           Original Pool Balance                                                                                   $833,347,584.32
           Current Pool Balance                                                                                    $491,882,937.22
           Age of the Pool (months)                                                                                             19

       Delinquency Rate
           Sum of Principal Balance of Accounts 30 or more Days Delinquent                                          $32,785,530.51


       Default Rate
           Cumulative balance of defaults as of the beginning of the current
             Accounting Period                                                                                      $58,708,257.25

           Sum of Principal Balances of Receivables that became Liquidated Receivables                                4,809,321.47
           during the Monthly Period or that became Purchased Receivables during
           Monthly Period (if delinquent more than 30 days with respect to any portion of a Scheduled Payment at time of purchase)

           Cumulative balance of defaults as of the end of the current
             Accounting Period                                                                                      $63,517,578.72

       Net Loss Rate
           Cumulative net losses as of the preceding Accounting Date                                                $31,921,409.88

           Aggregate of Principal Balances as of the Accounting Date                                                 $4,809,321.47
           (plus accrued and unpaid interest thereon to the end of the Monthly
           Period) of all Receivables that became Liquidated Receivables or that became Purchased Receivables and that were delinquent more than
           30 days with respect to any portion of a Scheduled Payment as of the Accounting Date

           Liquidation Proceeds Received by Trust                                                                    $1,579,092.72

           Cumulative net losses as of the current Accounting Date                                                  $35,151,638.63


Prepared by
            -------------------------------------------
            Daniel Radev, Assistant Secretary

Reviewed by
            -------------------------------------------
            Cindy A. Barmeier, Assistant Vice President



                                Page 7 (2000-1)